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                                                                  Exhibit 23

                          [letterhead of Deloitte]



CONSENT OF INDEPENDENT REGISTERED
   PUBLIC ACCOUNTING FIRM


We consent to the incorporation by reference in Registration Statement
No. 333-91432 of The Laclede Group, Inc. on Form S-8 of our report dated June 21, 2004, appearing in this Annual Report on Form 11-K/A of Employees' Profit Sharing and Salary Deferral Plan of SM&P Utility Resources, Inc.
for the year ended December 31, 2003.


/s/ DELOITTE & TOUCHE LLP


July 15, 2004